UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada	89101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 878-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) At a meeting on June 7, 2007, the Audit Committee of Community Bancorp (the “Company”), Las Vegas, dismissed McGladrey & Pullen, LLP (“McGladrey”) as the Company’s principal independent accountants. At the same meeting, the Audit Committee selected the accounting firm of Grant Thornton LLP (“Grant Thornton”) as the independent accountant for the Company’s 2007 fiscal year. Both the dismissal of McGladrey and selection of Grant Thornton were subject to Grant Thornton’s acceptance of the engagement. On June 19, 2007 Grant Thornton notified the Company they had accepted the 2007 engagement. The Company’s Board of Directors has ratified the Audit Committee’s dismissal of McGladrey and selection of Grant Thornton as the independent accountant for the Company’s 2007 fiscal year.

McGladrey’s report on the Company’s financial statements for the two fiscal years ended December 31, 2006 and 2005, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

In the two fiscal years ended December 31, 2006 and 2005, and from January 1, 2007 to the date of this report, there have been no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McGladrey’s satisfaction, would have caused McGladrey to make reference to the subject matter of the disagreement in connection with its opinion on the Company’s consolidated financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has given permission to McGladrey to respond fully to the inquiries of the successor auditor.

The Company has requested that McGladrey review the disclosure in this Report on Form 8-K, and McGladrey has been given the opportunity to furnish the Company with a copy of its letter addressed to the Securities Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company herein. A copy of McGladrey’s response letter is attached to this 8-K as exhibit 16.1.

(b) The Company engaged Grant Thornton as the Company’s independent registered public accounting firm as of the date of Grant Thornton’s acceptance as set forth above. Prior to such date, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered by Grant Thornton, or (iii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP
(Registrant)

Date: June 20, 2007

/s/ Edward M. Jamison
Edward M. Jamison, President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description	Page

16.1	McGladrey & Pullen, LLP – Letter to the Securities and Exchange Commission	5